UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material under § 240.14a-12

Monroe Capital Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[Date]

URGENT

Re: Your investment in MONROE CAPITAL CORPORATION

Dear Stockholder,

We have attempted to contact you regarding an important matter pertaining to your investment in MONROE CAPITAL CORPORATION.

Please contact us immediately at 1-833-501-4817 Monday through Friday between the hours of 9:00 a.m. to 10:00 p.m. Eastern time and Saturday through Sunday between the hours of 10:00 a.m. to 6:00 p.m.

This matter is very important and will only take a moment of your time.

Broadridge Financial Solutions has been engaged by MONROE CAPITAL CORPORATION to contact you.

Thank you in advance for your assistance with this matter.

Sincerely,

Monroe Capital Corporation